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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                              November 12, 1998
                              -----------------

                        DECISIONONE HOLDINGS CORP.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                            0-28090                  13-3435409
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)             Identification No.)


                          DECISIONONE CORPORATION
           --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            333-28411                23-2328680
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)             Identification No.)



  50 East Swedesford Road, Frazer, Pennsylvania                        19355
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 (Address of principal executive offices)                             (Zip Code)

       Registrants' telephone number, including area code  (610) 296-2000
                                                           --------------
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Item 8.          Change in Fiscal Year.

        On November 12, 1998, DecisionOne Holdings Corp. and DecisionOne Corporation each made a determination to change its fiscal year end from June 30 to December 31. The change was made because the companies' business is not seasonal in nature, and will enable them to share the same accounting period utilized by most of their customers, vendors and business associates.
        A Transition Report on Form 10-K will be filed by DecisionOne Holdings Corp. and DecisionOne Corporation on or before March 31, 1999 covering the transition period of July 1, 1998 through December 31, 1998.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                   DecisionOne Holdings Corp.
                                                   --------------------------


Date     November 16, 1998                         /s/ Thomas J. Fitzpatrick
         -----------------                         -------------------------
                                                   Thomas J. Fitzpatrick
                                                   Executive Vice President and
                                                   Chief Financial Officer


                                                   DecisionOne Corporation
                                                   -----------------------


Date     November 16, 1998                         /s/ Thomas J. Fitzpatrick
         -----------------                         -------------------------
                                                   Thomas J. Fitzpatrick
                                                   Executive Vice President and
                                                   Chief Financial Officer